UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2007

INTERNET ACQUISITION GROUP, INC.

(Exact name of registrant as specified in its charter)

California	333-122563	20-0624181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o American Union Securities 100 Wall St. 15th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:(212) 232-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement

In addition to historical information, this document contains forward-looking statements regarding business prospects, financial trends and accounting policies that may affect our future operating results, financial position and cash flows. From time to time, we also may provide oral or written forward-looking statements in other materials we release to the public. Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historic or current facts. They use words such as “will,’’ “anticipate,’’ “estimate,’’ “expect,’’ “project,’’ “intend,’’ “plan,’’ “believe,’’ “target,’’ “forecast’’ and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. In particular, they include statements relating to future actions, prospective products and services, future performance or results of current and anticipated products and services, sales efforts, capital expenditures, expenses, interest rates, the outcome of contingencies, such as legal proceedings, and financial results. These statements are based on our assumptions and estimates and are subject to risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Internet Acquisition Group, Inc. (“IAG”, “we”, “us” or the “Company”) files this report on Form 8-K to report the following:

Item 1.01 Entry into a Material Definitive Agreement

Our discussion under Item 5.01 of this Current Report is hereby incorporated by this reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Our discussion under Item 5.01 of this Current Report is hereby incorporated by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

Our discussion under Item 5.01 of this Current Report is hereby incorporated by this reference.

Item 5.01 Changes in Control

On September 27, 2007, the Company, China Renyuan International, Inc. a Delaware corporation (“CRI”), and the shareholders of CRI entered into a Share Exchange and

Reorganization Agreement (the “Exchange Agreement”) by which the former CRI shareholders (the “Former CRI Shareholders”) received shares of the Company in exchange for transferring to the Company all the outstanding shares of CRI’s capital stock. Following this transaction (the “Reverse Acquisition”), the Company is controlled by the Former CRI Shareholders and CRI is the Company’s wholly-owned subsidiary.  Dr. Huakang Zhou, our majority shareholder immediately prior to the Reverse Acquisition is also the President of CRI and beneficially a Former CRI Shareholder, assisted in facilitating the transaction.

CRI’s principal asset is its wholly-owned subsidiary, Renyuan Bio-Chemicy Co. (“Renyuan Bio-Chemicy” or “Renyuan”) a limited liability company organized in the People’s Republic of China, a company which specializes in the research, production, and management of fine chemicals, bio-pharma and pharmaceutical intermediaries. Currently, Renyuan Bio-Chemicy has the capacity to produce two products and plans to develop the capacity to produce a third. However, Renyuan Bio-Chemicy currently is not producing any products, conducting any research or generating any products and will not be able to do so unless we are able to raise additional funding.

Renyuan Bio-Chemicy was formerly owned by Mr. Chaozhong Ren. He will become our majority shareholder pursuant to the terms of the Exchange Agreement.  In July 2007, Mr. Ren transferred Renyuan Bio-Chemicy to CRI in return for receiving a note and a majority of CRI’s outstanding common stock.  In this transaction, CRI acquired 100% of the outstanding capital stock of Renyuan Bio-Chemicy in return for issuing a note payble for RMB 2,080,000 (approximately $277,333 USD) and issuing to Mr. Ren and has designees approximately 25,756 shares of the outstanding 30,000 shares. The terms of the non-interest bearing note payable are for repayment within a one-year period.

The Exchange Agreement provides for the eight Former CRI Shareholders to receive 6,926,399,370 shares of our common stock (the “Purchase Price Shares”), which will constitute up to 99% of our issued and outstanding stock.   As the Company is currently authorized by its Articles of Incorporation to issue 100,000,000 shares of common stock, and prior to the Reverse Acquisition, the Company had only 30,036,370 authorized but unissued shares of common stock available for issuance, the Exchange Agreement provided for the Former CRI Shareholders to receive 30,036,370 shares of the 6,926,399,370 shares (the “Initial Purchase Price Shares”) immediately with the remaining 6,896,362,000 shares (the “Remaining Purchase Price Shares”)to be issued as soon as the Company has sufficient authorized common stock to effect such issuances.

The following chart details the number of shares to be received by each Former CRI Shareholder:

Name	Number of CRI Shares transferred to the Company	Total Number of Company Shares to be Issued	Number of Initial Purchase Price Shares Issued	Number of Remaining Purchase Price Shares to be Issued When Available

Chaozhong Ren	23,078	5,328,248,155	23,105,978	5,305,142,177

Qingfu Ren	1,958	452,062,999	1,960,374	450,102,625

Yuntao Wu	360	83,116,792	360,436	82,756,356

Liwei Chen	360	83,116,792	360,436	82,756,356

Warner Technology & Investment Group	1,818	419,739,802	1,820,204	417,919,598

Yufeng Hu	606	139,913,267	606,735	139,306,533

American Union Securities, Inc.	606	139,913,267	606,735	139,306,533

Xiaojin Wang	1,214	280,288,295	1,215,472	279,072,823

Total	30,000	6,926,399,370	30,036,370	6,896,363,000

On June 29,  2007,  and prior to the Company entering into the Exchange Agreement, Dr. Huakang Zhou, the President of CRI and a significant shareholder of CRI purchased 41,270,000 shares of Company common stock from our current sole director, Mr. Matt Lettau. The 41,270,000 shares purchased by Dr. Zhou represented approximately 59.9% of our issued and outstanding common stock and provided him with control of the Company. Dr. Zhou purchased the 41,270,000 shares for $450,000 of his personal funds with the intention of having the Company complete a reverse acquisition of CRI.

The Company plans to amend its Articles of Incorporation in the near future to change its name to “China Renyuan International, Inc.” and to effect a reverse split of its common stock in order to make available sufficient authorized shares for the issuance of the Remaining Purchase Price Shares.  Pursuant to the terms of the Exchange Agreement, the number of Remaining Purchase Price Shares would be equitably adjusted to reflect any such reverse split.  The changing of our name and the implementation of a reverse split is subject to receipt of the approval by a majority of our shareholders and the filing with the SEC of either a definitive information statement on Schedule 14C or a definitive proxy statement on schedule 14A.

On September 27, 2007 and prior to our entry into the Exchange Agreement, Mr. Matt Lettau resigned as our President, Secretary and Treasurer and appointed Mr. Qingfu Ren as our President and his son, Mr. Chaozhong Ren as our Vice President, Treasurer, and Secretary.  Mr. Qingfu Ren and Mr. Chaozhong Ren are currently also officers of Renyuan Bio-Chemicy. Additional information regarding the Reverse Acquisition, Renyuan Bio-Chemicy and our new management is included in the information below.

Currency Information

“RMB” refers to Renminbi, the currency of the People's Republic of China. Since the Company operates primarily in the PRC, the Company's functional currency is the RMB. Revenue and expense accounts are translated at the average exchange rates during the period, and balance.

sheet items are translated at year-end rates.  Translation adjustments arising from the use of differing exchange rates from period to period are included as a component of stockholders' equity.  Gains and losses from foreign currency transactions are recognized in current operations. )

ITEM 1. DESCRIPTION OF BUSINESS

Business Development

Internet Acquisition Group, Inc. (“we,” “us,” or the “Company”) is a development stage company incorporated in the State of California in January of 2004, which now specializes in the research, production and management of chemicals, bio-pharmaceutical and pharmaceutical intermediates through its subsidiary, Renuyuan Biochemical.  When the Company was first formed, its business plan was to acquire existing Internet based businesses (hence the word “Acquisition” in the company name) and achieve economies of scale and develop cross-marketing opportunities between these businesses.

Following a failed merger, the business plan was revised to focus on developing Internet based businesses.  With the minimal barriers to entry for Internet based businesses, we determined that it was more cost-effective to develop its business rather than to seek to acquire existing businesses.   As a result, we developed three online stores that were fully functional websites with the ability to place orders through a secure shopping cart/checkout process.  The three different internet stores for marketing, selling and distributing products included an electronics store, a DVD movie store, and a specialty giftshop.

For operating these websites, we relied on a virtual operating model that included outsourcing the majority of its operating infrastructure to distribution and fulfillment companies.  We entered into an agreement with Dynamic Storefront to facilitate all our needs with regards to maintaining inventory, providing our ordering system to the consumer, and shipping the products directly from their warehouse.  Unfortunately as of December 31, 2006, we had to sever its relationship with Dynamic Storefront and shut down its Internet stores due to problems with the fulfillment of orders under this agreement.

Towards the end of 2006, we launched a new professional services business specializing in professional purchasing management for clients.    Initially, we has focused its attention on the purchasing and management of electronic goods and software specific to our clients’ needs.

On June 29, 2007 Dr. Huakang Zhou, who is also the President of CRI and beneficially a Former CRI Shareholder, acquired control of IAG by purchasing 41,270,000 shares of our common stock, representing approximately 59% of our issued and outstanding common stock  from Mr. Lettau in a private purchase transaction.  Dr. Zhou purchased these shares with the intention of having the Company effect a reverse acquisition of CRI.  Following Dr. Zhou’s purchase of these shares, the Company discontinued pursing pursuing its professional services business and focused on negotiating terms for a reverse acquisition arrangement with CRI.

On September 27, 2007 and as discussed above, the Company consummated the Reverse Acquisition in which CRI became the Company’s wholly-owned subsidiary.   CRI’s principal asset is its wholly-owned subsidiary, Renyuan Bio-Chemicy Co.

(“Renyuan Bio-Chemicy”) a limited liability company organized in 2001 in the People’s Republic of China (“China” or the “PRC”).   In July 2007, Mr. Chaozhong Ren transferred Renyuan Bio-Chemicy to CRI in return for receiving a note and a majority of CRI’s outstanding common stock.  In this transaction, CRI acquired  100% of the outstanding capital stock of Renyuan Bio-Chemicy in return for issuing a note payble to Mr. Ren for RMB 2,080,000 (approximately $277,333 USD) and issuing to Mr. Ren and has designees approximately 25,756 shares of the outstanding 30,000 shares. The terms of the non-interest bearing note payable are for repayment within a one-year period.

Our Business

Overview

Our business is principally that of our wholly-owned subsidiary, Renyuan Bio-Chemicy. Renyuan Bio-Chemicy is a high-technology biochemical enterprise located in the Jizhou City High & New Tech Industrial Zone of Hebei Province near Beijing.  Renyuan’s  business is the research, production and management of chemicals, bio-pharma and pharmaceutical intermediates, however Renyuan’s ability to produce any products or conduct any research unless we are able to raise additional funds.

Principal products and their markets

At the present time, Renyuan Bio-Chemicy is not producing any products.  Formerly, its principal product were D-Hydroxyphenlyglycine, an intermediate products used by pharmaceutical companies, and DL-Serine, another pharmaceutical intermediate.  Both products can be produced using current production lines and equipment.  The company has also developed the capability to produce D-phenylalanine, an amino acid used in pharmaceuticals and foods.

Renyuan’s D-Hydroxyphenlyglycin (or D-PHG) is produced with a non-proprietary advanced one-step enzymatic technology as opposed to the more traditional optical resolution method.  Its plant was put into production in 2002 to produce high purity, high quality, and low cost D-PHG with low environmental impact.  D-PHG is an intermediate used in manufacturing amoxicillin and cefadroxil.

The D-PHG plant was designed to allow the production of up to 1,500 tons  of D-PHG per year, but a significant design flaw limited  actual production capacity to only approximately only 720-750 tons per year.  With the reduced capacity, the cost of production was considerably higher than expected.  Despite these unforeseen difficulties, Renyuan’s management continued producing into 2003.  At that time the SARS epidemic swept China, and local governments closed inbound traffic to try to prevent the spread of the disease.  Renyuan’s locality was affected for approximately three months, during which time the company depleted its inventory of principal ingredient Benzene hydantoin and could not resupply.

In July 2003, Renyuan Bio-Chemicy recommenced production of D-PHG, but a joint directive issued by the State Reform and Development Commission and the State Drug Administration in October 2003 eventually made it impossible to continue manufacturing. Therefore, the Company was limited in 2005 and 2006 to selling the products it held in inventory which were manufactured prior to October 2003. The directive set price caps on antibiotics following reports that certain pharmaceutical companies reaped windfall profits sales of antibiotics during the SARS epidemic despite the fact that Amoxycillin is not effective against SARS and that its price had not risen abnormally.  Nevertheless, the directive provided for a 30% cut of the price of Amoxycillin and certain other antibiotics.  In response, customers cut their orders of D-Hydroxyphenlyglycine.  The company discontinued production and has not resumed production. However, with some technical adjustment and investment, the D-PHG plant can be redeployed to produce DL-Serine or vitamin B-2 (riboflavin).  At the present time we lack sufficient funds to make the switch, but we intend to do so if and when we can secure needed funds.  At this time we cannot provide any meaningful estimates as to the time and expenses needed to redeploy the D-PHG plant for the production of DL-Serine or vitamin B-2 and we cannot provide any assurances that we will be able to make such redeployment.

Renyuan’s second product, DL-Serine is a synthetic amino acid that has applications in pharmaceutical and food fields.  Related compounds of DL-Serine can be converted to L-ser, D-ser, and after hydrolysis, 3-Chloroalanine.  The latter is used in treatments for tuberculosis and also to make agents for foods, nutritional supplements, and animal fodder.  Because of special moisture properties, it can be used in cosmetics to improve skin elasticity.  DL-Serine is in short supply within China and throughout the world.  Renyuan has the capacity to produce 24 tons of DL-Serine per year.  As it did for D-PHG, the company gradually wound down and then ceased production of DL-Serine due to a shortage of working capital following the disruption caused by the SARS epidemic.  But in contrast to D-PHG, we plan to be able to produce DL-Serine going forward, and intend to resume production if and when we have the working capital to do so.

Renyuan plans to develop the capability to produce D-phenylalanine, an amino acid used in pharmaceuticals and foods.  It is an ingredient in a treatment for diabetes, and is also used to make medicines that treat tumors and obesity.  The company’s believes its enzymatic synthesis production technology for D-phenylalanine is superior to traditional chemical synthesis methods in terms of efficiency and cost.  Because of the shortage of funds discussed in connection with D-PHG and DL-Serine above, the company is currently delayed in its effort to commercialize its D-phenylalanine production process.  We cannot provide any assurance that we will ever be able to successfully commercialize this process. Nor, at this time, are we able to provide any meaningful estimates as to the time and expenses needed to commercialize this process.

Distribution methods of the products

Formerly when Renyuan was in full production and actively promoting its products, it used a variety of methods to market and distribute them.  These included direct sales by its internal sales force, Internet sales, and active participation in various trade shows and events within China.  If and when we are able to resume production, we intend to utilize similar means as our financial resources may allow..

Competition

In selling D- Hydroxyphenlyglycine, Renyuan’s two biggest competitors were two other Chinese manufacturers of pharmaceutical intermediate products, Zhejiang Puluo Medical Sci-Tech Co. Ltd. and Shijiazhuang Hongyuan Chemical Engineering Corporation. Zhejiang TX Pharmaceutical Company is the principal competitor in the DL-Serine market.  When Renyuan enters the D-phenylalanine market, substantial competitors include Shandong Aocter Chemical Co., Ltd., and Anhui Horae New Technology Development Co., Ltd.

In general these companies are larger, better established and generally have greater financial, production and marketing resources then Renyuan has. These companies also have achieved some considerable market share in the sale of their respective products already.  The company believes that competition in the sale of fine chemical intermediates is on the basis of cost, quality, timely delivery, and customer service.  For Renyuan to re-enter the market for DL-Serine or begin sales of D-phenylalanine, it will endeavor to re-establish relationships with former customers and win over new ones by producing excellent quality and selling it at competitive prices.  It will also rely on its strategic location in Hebei Province, near national transportation links and within easy distance of Beijing, to help it manage raid deliveries and superior customer service in the key capital region.  Renyuan intends to resume a meaningful sales and marketing effort if and when production begins again.

Major customers

As we currently are not producing any products, we have no current customers. Renyuan’s former main customers which accounted for revenue generated in 2005 and 2006 for D-Hydroxyphenlyglycine were Shanghai Huade Chemical Co. Ltd., and Zibo Shunjing Fine Chemicals Inc.  Sales of D-Hydroxyphenlyglycine to Shanghai Huade in 2005-06 was RMB 365,400 (approximately $48,700), or roughly 95% of the total. Our sales to Zibo Shunjing were RMB 16,000 (approximately $2,130), or roughly 5%.  The main customers for DL-Serine were Hubei Gongan Xinyuan Inc., Yangzhou Baosheng Bioengineering Co. Ltd., Runfeng Industry & Trade Co., Luotian Hengxingyuan Chemical Inc., and Wuhan Yanhuang Chemical Inc. Sales of DL-Serine in 2005-06 to the largest two customers, Hubei Gongan Xinyuan and Yangzhou Baosheng 2005-06 amounted to RMB 287,200 (approximately $38,300), or 46.8% of total DL-Serine sales, and RMB 214,200 (approximately $28,560), or 34.90%, respectively.  Because production in the 2005-06 period was considerably reduced, sales in the period included inventory reduction to a significant degree.

Sources and availability of raw materials and the names of principal suppliers

The principal raw material necessary for the production of D- Hydroxyphenlyglycine is DL-P-hydroxyphenyl hydantoin, for the production of which Renyuan provided in its original plant design.  DL-P-hydroxyphenyl hydantoin is synthesized from benzene hydantoin.  However, problems with the DL-P-hydroxyphenyl hydantoin line forced the company to abandon production of this intermediate from the more basic input and buy it from other sources instead.  When Renyuan was producing D-PHG, its suppliers for DL-P-hydroxyphenyl hydantoin were Zhejiang Taizhou Sanhua Chemical Company, Shanxi Huayang Chemical Staining Co. Ltd., and Xinji Taida Petrochemical Corporation, in respective proportions of 50%, 30% and 20%.  Other raw materials used in the production of D- Hydroxyphenlyglycine are corn syrup and liquid sugar, which are widely available from a variety of sources.  The principal raw material necessary for the production of DL-Serine is ammonium chloride, which Renyuan secured from Nanjing Tiancheng Bio-chemical Co. Ltd.  This material is widely available, and inexpensive.  D-phenylalanine is bio-catalysed from other amino acids, which are available from a number of national and international sources.  Like many commodities, chemical raw materials are subject to price changes according to supply and demand.

Intellectual Property

We do not hold any trademarks or patents. Our production methods are, to our knowledge, not protected by patents.

Government Approvals for Products

We have already obtained the relevant business licenses and permits necessary for our operations in China from the Hebei Provincial Commerce Department.

Effect of Government Regulations

Currently, the Chinese government is not imposing regulations or conditions that prevent the company from carrying out its former chemicals business.  Hovever, government regulations in the China can and sometimes do impose a material adverse impact on the chemical and pharmaceutical business.  During the SARS epidemic of 2003, the local government effectively locked down Renyuan’s locality and made shipment in and out of our plant problematic.  Immediately after the outbreak, government price controls on Amoxycillin removed the profit from manufacture of the antibiotic and therefore made it unprofitable for us to produce D-Hydroxyphenlyglycine for drugmakers.  No such price controls currently are currently in place, but we cannot foreclose the possibility that such price controls may be imposed again in the future.

Research and Development Expenses.

During the last two fiscal years, we have not made any expenditure on research development activities.  Because of our declining sales following the SARS emergency, we conserved or financial resources by cutting spending on research and development activities.

Costs and Effects of Compliance with Environmental Laws

The Company invested approximately RMB 600,000 (approximately $80,000) in a 1,200 square meter sewage treatment system in addition to sewage and wastewater treatment facilities provided by the managers of the industrial zone in which Renyuan’s plant is situated.  The extra investment was undertaken because the company’s original process included the synthesis of DL-P-hydroxyphenyl hydantoin from benzene hydantoin as an input for D-PHG.  This process is somewhat polluting, which is why the company invested in systems to treat the effluent. However, when the company ceased carrying out this intermediate operation and began buying all its DL-P-hydroxyphenyl hydantoin instead, it also substantially decreased its pollution.  The manufacturing processes that the company has pursued most recently and intends to engage in prospectively are not highly polluting. Its emissions of inorganic salts in waste water conform to national pollution standards and do not affect the local environment adversely.

Employees

Renyuan currently has 22 full-time paid employees, including two officers, six administrative staff members, and eight R&D staff members. More than 80% of the Company’s employees possess at least a junior college degree. Two employees have a PhD degree, and three have Master’s degrees. Our management believes that our staffing levels are adequate for the moment and no significant changes are envisioned. Despite not being to manufactur any new products due the government restrictions listed above, the Company still employs laborers and staff for the maintainence of facilites.

RISK FACTORS

You should carefully consider the risks described below before making an investment decision. The risks described below are not the only ones facing our company. Additional risks not presently known to us or that we currently believe are immaterial may also impair our business operations. Our business could be harmed by any of these risks. The trading price of our common stock could decline due to any of these risks and you may lose all or part of your investment. In assessing these risks, you should also refer to the other information contained in this prospectus, including our consolidated financial statements and related notes.

Risks Related to Our Securities

Our auditor has expressed substantial doubt as to our ability to continue as a going concern. An inability to continue as a going concern would likely lead to a loss of your entire investment.

Our independent certified public accountant's report on our financial statements for the fiscal years ended September 30, 2005 and 2006 contains an explanatory paragraph indicating that we have suffered net losses during the past two years, and as of September 30, 2006, our liabilities exceeded our current assets. In addition, our auditors state that we are in default of the bank loan which was due from March 31, 2006 to April 29, 2007. These factors raise substantial doubt about our ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We are a development stage company that may not reach profitability.

Although our operating subsidiary, Renyuan Bio-Chemicy  commenced operations in 2001, we have never achieved profitability.  We may never reach profitability due to our possible inability to compete with competitors, our possible failure to generate sufficient revenues from sales of our products, our possible inability to expand our internal financial, administrative and product development systems to accommodate our potential growth, and our possible inability to retain and qualified personnel. There can be no assurance that we will be successful in addressing such risks.

We have incurred losses in the past and expect to continue to incur losses, which could be significant and impact the value of our stock.

As of June 30, 2007, we had an accumulated deficit of $2,944,599. We expect to derive our revenues solely from sales of our products. We will significantly increase our operating expenses related to purchasing raw materials, producing our products, and expanding our marketing operations to promote sales of our products.  To the extent such expenses precede or are not subsequently followed by increased revenues, these expenses will make us unprofitable.  Our planned expense levels will be based in part on our expectations concerning future revenue, however, we may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall.

Our management and affiliates have significant control of our business, which they could exercise against your best interest.

The eight Former CRI Shareholders currently own 59% of our outstanding shares. Following the planned issuance of the Remaining Purchase Price Shares, the Former CRI Shareholders will own in excess of 99% of our outstanding shares. Our President, Mr. Qingfu Ren will own approximately 75.8% following the issuance of the Remaining Purchase Price Shares, giving him the ability to control all matters submitted to our shareholders for approval and to control our management and affairs. Matters that would require shareholder approval include the following:

-

election and removal of directors;

-

merger or consolidation of our company; and

-

sale of all or substantially all of our assets.

We have committed to issue additional shares of our common stock to the Former CRI Shareholders which will result in immediate and drastic dilution to the equity interests of our other shareholders.

Pursuant to the terms of the Exchange Agreement, we have issued 30,036,000 shares of our common stock (the “Initial Purchase Price Shares”) to the Former CRI Shareholders and have committed to issue an additional 6,996,363,000 shares of our common stock at such time as we have available authorized and unissued shares to do so.  The cumulative effect of such issuances will likely result in the massive dilution of our other shareholders. Our certificate of incorporation authorizes the issuance of up to 7,000,000 shares of common stock, par value $.001 per share. There are approximately 53,850,000 authorized and unissued shares of our common stock which have not been reserved and are available for future issuance. Although we have no commitments as of the date of this offering to issue our securities, we may issue a substantial number of additional shares of our common stock, to complete a business combination or to raise capital. The issuance of additional shares of our common stock:

• ·	Immediately and drastically dilute the equity interest of our other shareholders; and

• ·	Significantly depress the prevailing market prices for our common stock.

We may issue additional shares of our capital stock or debt securities to raise capital or complete acquisitions, which would reduce the equity interest of our shareholders.

We plan to increase make available authorized and unissued shares of common stock by amending our certificate of incorporation to implement a reverse stock split or by authorizing the issuance additional shares.  The Exchange Agreement commits us to issue an additional 6,996,363,000 shares of common stock (the “Remaining Purchase Price Shares”) to the Former CRI Shareholders as part of the purchase price we paid for CRI and its operating subsidiary, China Renyuan.  In addition to issuing the Remaining Purchase Price Shares, we may issue a substantial number of additional shares of our common stock, to complete a business combination or to raise capital. We have no commitments at this time to make such issuances. However, such issuances

• ·	may significantly reduce the equity interest of investors in this offering; and

• ·	may adversely affect prevailing market prices for our common stock.

Our common stock price is subject to significant volatility, which could result in substantial losses for investors.

Prices for our shares are determined in the marketplace and may accordingly be influenced by many factors, including, but not limited to:

• ·	the depth and liquidity of the market for the shares;

• ·	quarter-to-quarter variations in our operating results;

• ·	announcements about our performance as well as the announcements of our competitors about the performance of their businesses;

• ·	investors' evaluations of our future prospects and the food industry generally;

• ·	changes in earnings estimates by, or failure to meet the expectations of, securities analysts;

• ·	our dividend policy; and

• ·	general economic and market conditions.

In addition, the stock market often experiences significant price fluctuations that are unrelated to the operating performance of the specific companies whose stock is traded. These market fluctuations could adversely affect the trading price of our shares.

The price at which investors purchase shares of our common stock may not be indicative of the price that will prevail in the trading market. Investors may be unable to sell their shares of common stock at or above their purchase price, which may result in substantial losses.

Shares of our common stock lack a significant trading market.

Shares of our common stock are not eligible as yet for trading on any national securities exchange. Our common stock is eligible for quotation in the over-the-counter market on the OTC Bulletin Board pursuant to Rule 15c2-11 of the Securities Exchange Act of 1934. This market tends to be highly illiquid. There can be no assurance that an active trading market in our common stock will develop, or if such a market develops, that it will be sustained. In addition, there is a greater chance for market volatility for securities that trade on the OTC Bulletin Board as opposed to securities that trade on a national exchange or quotation system. This volatility may be caused by a variety of factors, including the lack of readily available quotations, the absence of consistent administrative supervision of “bid” and “ask” quotations and generally lower trading volume.

Future sales of shares of our common stock by our shareholders could cause our stock price to decline.

We cannot predict the effect, if any, that market sales of shares of our common stock or the availability of shares of common stock for sale will have on the market price prevailing from time to time. Sales of shares of our common stock in the public market covered under an effective registration statement, or the perception that those sales may occur, could cause the trading price of our common stock to decrease or to be lower than it might be in the absence of those sales or perceptions.

The application of the “penny stock” rules could adversely affect the market price of our common stock and increase your transaction costs to sell those shares.

Holders of shares of our common stock may have difficulty selling those shares because our common stock will probably be subject to the penny stock rules. Shares of our common stock are subject to rules adopted by the Securities and Exchange Commission that regulate broker-dealer practices in connection with transaction in “penny stocks.” Penny stocks are generally equity securities with a price of less than $5.00 which are not registered on a national securities exchange, provided that current price and volume information with respect to transaction in those securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document prepared by the Securities and Exchange Commission, which contains the following:

- ·	a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;

- ·

a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to violation to such duties or other requirements of securities laws;

- ·	a brief, clear, narrative description of a dealer market, including “bid” and “ask” prices for penny stocks and the significance of the spread between the “bid” and “ask” price;

- ·	a toll-free telephone number for inquiries on disciplinary actions;

- ·	definitions of significant terms in the disclosure document or in the conduct of trading in penny stocks; and

- ·	such other information and is in such form (including language, type, size and format), as the Securities and Exchange Commission shall require by rule or regulation.

Prior to effecting any transaction in penny stock, the broker-dealer also must provide the customer with the following:

- ·	the bid and offer quotations for the penny stock;

- ·	the compensation of the broker-dealer and our salesperson in the transaction;

- ·	the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and

- ·	monthly account statements showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that, prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for a stock that becomes subject to the penny stock rules.

Capital outflow policies in The People's Republic of China may hamper our ability to declare and pay dividends to our shareholders.

The People's Republic of China has adopted currency and capital transfer regulations. These regulations may require us to comply with complex regulations for the movement of capital. Although our management believes that we will be in compliance with these regulations, should these regulations or the interpretation of them by courts or regulatory agencies change, we may not be able to pay dividends to our shareholders outside of The People's Republic of China. In addition, under current Chinese law, we must retain a reserve equal to 10 percent of net income after taxes, not to exceed 50 percent of registered capital. Accordingly, this reserve will not be available to be distributed as dividends to our shareholders. We presently do not intend to pay dividends in the foreseeable future. Our management intends to follow a policy of retaining all of our earnings to finance the development and execution of our strategy and the expansion of our business.

Risks Related to Our Business

We will need additional financing to fully implement our business plan, and if we fail to obtain additional funding it will impact our ability to sustain our operations and would likely reduce the value of your investment.

At the present time, we have insufficient working capital. We expect that Mr. Chaozhong Ren, who is our Vice President and who will be our majority shareholder following the issuance of the Remaining Purchase Price Shares, will fund our working capital needs through at least the end of 2007 and we will accrue a liability due to him for such costs. However, Mr. Chaozhong Ren is under no obligation to provide us with working capital and we can offer no assurance that he will provide these funds as he could discontinue doing so at any time. We will need to raise funds in the future to fund our operations If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership  of the purchasers in this offering will be reduced and such securities may have rights, preferences or privileges senior to those of the rights of our common stock. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or not available on acceptable terms, we may not be able to proceed with our business plan, and, possibly, may be forced to discontinue operations. Any such inability would reduce our ability to generate revenues and would ultimately reduce the value of your investment.

If we resume production of our products, we will need to purchase commodities that we use for raw materials in the manufacturing process of our products, and price changes for these commodities we depend on may adversely affect our profitability.

With the rapid growth of China's economy, the demand for certain raw materials is great while the supply may be more limited. This may affect our ability to secure the necessary raw materials we need in a cost-effective manner, including chemicals and other items needed for production of our products at the volume of purchase orders that we anticipate receiving.

Our success depends on our management team and other key personnel, the loss of any of whom could disrupt our business operations.

Our future success will depend in substantial part on the continued service of our senior management and founders. The loss of the services of one or more of our key personnel could impede implementation and execution of our business strategy and result in the failure to reach our goals. We do not carry key person life insurance in respect of any of our officers or employees. Our future success will also depend on the continued ability to attract, retain and motivate highly qualified personnel in many fields of our operations. The rapid growth of the economy in China has caused intense competition for qualified personnel. We cannot assure you that we will be able to retain our key personnel or that we will be able to attract, train or retain qualified personnel in the future.

 The technology we utilize is not proprietary  and can be utilized by competitors.

We currently do not hold any patents or have any pending patent applications. To the knowledge of our management, the  technology that we utilize in manufacturing our products is non-proprietary, not protected by patent rights, and open to use by competitors.  Our lack of proprietary technology be reduce or ability to  compete, diminishing the prospects for revenue growth.  Additionally if our products, methods, processes and other technologies infringe on the intellectual property rights of other parties, we could incur substantial costs.

We currently have no customers and success will depend  in part on our ability to market our products.

As we have not recently produced or sold any products, in the event we are able to reassume production of products, we will need to resume marketing our products to potential customers. We can provide no assurance that we will have the funds and other resources necessary to successfully market our products and develop a customer base.  Our inability to do so would have an adverse effect on our net revenues and operating income.

Competition could prevent us from achieving a significant market position.

We face intense competition. Our competitors have longer operating histories, larger customer bases, greater brand name recognition and significantly greater financial, marketing and other resources than we do.  Our competitors may devote substantially greater resources to developing product lines, marketing and promotional campaigns, and to developing their production facilities than we can. We cannot assure you that we will be able to compete successfully against current and future competitors, and competitive pressures may have a material adverse effect on our business, prospects, financial condition and results of operations. Further as a strategic response to changes in the competitive environment, our management may, from time to time, make certain service or marketing decisions or acquisitions that could have a material adverse effect on our business, prospects, financial condition and results of operations. New technologies and the expansion of existing technologies may increase the competitive pressures on us.  Of we are unable to compete effectively, we may be unable to achieve profitability.

We will need additional funding to meet our immediate capital needs and  to fully implement our business plan, and if we fail to obtain additional funding it will impact our ability to sustain our operations and would likely reduce the value of your investment.

At the present time, we have insufficient working capital to meet even our immediate capital needs. We expect that Mr. Chaozhong Ren, who is our Vice President and who will be our majority shareholder following the issuance of the Remaining Purchase Price Shares, will fund our working capital needs through at least the end of 2007 and we will accrue a liability due to him for such costs. However, Mr. Chaozhong Ren is under no obligation to provide us with working capital and we can offer no assurance that he will provide these funds as he could discontinue doing so at any time. We will need to raise funds in the future to fund our operations If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of the purchasers in this offering will be reduced and such securities may have rights, preferences or privileges senior to those of the rights of our common stock. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or not available on acceptable terms, we may not be able to proceed with our business plan, and, possibly, may be forced to discontinue operations. Any such inability would reduce our ability to generate revenues and would ultimately reduce the value of your investment.

Increased environmental regulation could diminish our profits.

The production of our products involves the production of pollutants.  At the present time our operations comply with all applicable government regulations designed to protect the environment.  There is increasing concern in China, however, over the degradation of the environment that has accompanied its recent industrial growth.  It is likely that additional government regulation will be introduced in order to protect the environment.  Compliance with such new regulations could impose on us substantial costs, which would reduce our profits.

Our business and growth will suffer if we are unable to hire and retain key personnel that are in high demand.

Our future success depends on our ability to attract and retain highly skilled biochemists, engineers, production supervisors, and marketing personnel.  In general, qualified individuals are in high demand in China, and there are insufficient experienced personnel to fill the demand.  In a specialized scientific field, such as ours, the demand for qualified individuals is even greater.  If we are unable to successfully attract or retain the personnel we need to succeed, we will be unable to implement our business plan.

Risks Related to Our Business being Conducted in the People's Republic of China

We are subject to international economic and political risks over which we have little or no control and may be unable to alter our business practice in time to avoid the possibility of reduced revenues.

A substantial portion of our business is conducted in The People's Republic of China (“China”).

Doing business outside the United States, particularly in China, subjects us to various risks, including changing economic and political conditions, major work stoppages, exchange controls, currency fluctuations, armed conflicts and unexpected changes in United States and foreign laws relating to tariffs, trade restrictions, transportation regulations, foreign investments and taxation. We have no control over most of these risks and may be unable to anticipate changes in international economic and political conditions and, therefore, unable to alter out business practice in time to avoid the possibility of reduced revenues.

China's economic policies could affect our business.

Substantially all of our assets are located in China and a substantially all of our revenues are derived from our operations in China. Accordingly, our results of operations and prospects are subject, to a significant extent, to the economic, political and legal developments in China.

While China's economy has experienced significant growth in the past twenty years, such growth has been uneven, both geographically and among various sectors of the economy. The Chinese government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures benefit the overall economy of China, but they may also have a negative effect on us. For example, operating results and financial condition may be adversely affected by the government control over capital investments or changes in tax regulations. The economy of China has been changing from a planned economy to a more market-oriented economy. In recent years China’s government has implemented measures emphasizing the utilization of market forces for economic reform and the reduction of state ownership of productive assets, and the establishment of corporate governance in business enterprises; however, a substantial portion of productive assets in China  are still owned by the government. In addition, China’s government continues to play a significant role in regulating industry development by imposing industrial policies. It also exercises significant control over China's economic growth through the allocation of resources, the control of payment of foreign currency-denominated obligations, the setting of monetary policy and the provision of preferential treatment to particular industries or companies.

Our bank accounts are not insured or protected against loss.

We maintain our cash with various banks and trust companies located in China. Our cash accounts are not insured or otherwise protected. Should any bank or trust company holding our cash deposits become insolvent, or if we are otherwise unable to withdraw funds, we would lose the cash on deposit with that particular bank or trust company.

As we have limited business insurance coverage in China, any loss which we suffer may not be insured or may be insured to only a limited extent.

The insurance industry in China is still in an early state of development and insurance companies located in The China offer limited business insurance products. In the event of damage or loss to our properties, our insurance may not provide as much coverage as if we were insured by insurance companies in the United States.

Tax laws and regulations in China are subject to substantial revision, some of which may adversely affect our profitability.

The Chinese tax system is in a state of flux, and it is anticipated that the People's Republic of China's tax regime will be altered in the coming years. Tax benefits that we presently enjoy may not be available in the wake of these changes, and we could incur tax obligations to our government that are significantly higher than anticipated. These increased tax obligations could negatively impact our financial condition and our revenues, gross margins, profitability and results of operations may be adversely affected as a result.

If relations between the United States and China worsen, investors may be unwilling to hold or buy our stock and our stock price may decrease.

At various times during recent years, the United States and China have had significant disagreements over political and economic issues. Controversies may arise in the future between these two countries. Any political or trade controversies between the United States and China, whether or not directly related to our business, could reduce the price of our common stock.

The government of China could change its policies toward private enterprise or even nationalize or expropriate private enterprises, which could result in the total loss of your investment.

Our business is subject to significant political and economic uncertainties and may be affected by political, economic and social developments in  China. Over the past several years, the government of China has pursued economic reform policies including the encouragement of private economic activity and greater economic decentralization. The government of China may not continue to pursue these policies or may significantly alter them to our detriment from time to time with little, if any, prior notice.

Changes in policies, laws and regulations or in their interpretation or the imposition of confiscatory taxation, restrictions on currency conversion, restrictions or prohibitions on dividend payments to shareholders, or devaluations of currency could cause a decline in the price of our common stock, should a market for our common stock ever develop. Nationalization or expropriation could even result in the total loss of your investment.

The nature and application of many laws of China create an uncertain environment for business operations and they could have a negative effect on us.

The legal system in China is a civil law system. Unlike the common law system, the civil law system is based on written statutes in which decided legal cases have little value as precedents. In 1979, The People's Republic of China began to promulgate a comprehensive system of laws and has since introduced many laws and regulations to provide general guidance on economic and business practices in China and to regulate foreign investment. Progress has been made in the promulgation of laws and regulations dealing with economic matters such as corporate organization and governance, foreign investment, commerce, taxation and trade. The promulgation of new laws, changes of existing laws and the abrogation of local regulations by national laws could cause a decline in the price of our common stock. In addition, as these laws, regulations and legal requirements are relatively recent, their interpretation and enforcement involve significant uncertainty.

As we import goods into and export goods out of China, fluctuation of the Renminbi may affect our financial condition by affecting the volume of cross-border money flow.

Although we use the United States dollar for financial reporting purposes, many of the transactions effected by our operating subsidiaries are denominated in the People's Republic of China's Renminbi. The value of the Renminbi fluctuates and is subject to changes in China's political and economic conditions. We do not currently engage in hedging activities to protect against foreign currency risks. Even if we chose to engage in such hedging activates, we may not be able to do so effectively. Future movements in the exchange rate of the Renminbi could adversely affect our financial condition as we may suffer financial losses when transferring money raised outside of China into the country or paying vendors for services performed outside of China.

We may not be able to obtain regulatory approvals for our products.

The manufacture and sale of our products in China is regulated by China’s central and the provincial governments. Although our licenses and regulatory filings are current, the uncertain legal environment in The People's Republic of China and our industry may be vulnerable to local government agencies or other parties who wish to renegotiate the terms and conditions of, or terminate their agreements or other understandings with us.

It will be extremely difficult to acquire jurisdiction and enforce liabilities against our officers, directors and assets based in China.

As our executive officers and our director nominees are Chinese citizens, it may be difficult, if not impossible, to acquire jurisdiction over these persons in the event a lawsuit is initiated against us and/or our officers and directors by a stockholder or group of  shareholders in the United States. Also, because our operating subsidiary and assets are located in China, it may be extremely difficult or impossible for you to access those assets to enforce judgments rendered against us or our directors or executive offices by United States courts. In addition, the courts in China may not permit the enforcement of judgments arising out of United States federal and state corporate, securities or similar laws. Accordingly, United States investors may not be able to enforce judgments against us for violation of United States securities laws.

We may have difficulty establishing adequate management and financial controls in China.

China has only recently begun to adopt the management and financial reporting concepts and practices that investors in the United States are familiar with.  We may have difficulty in hiring and retaining employees in China who have the experience necessary to implement the kind of management and financial controls that are expected of a United States public company.  If we cannot establish such controls, we may experience difficulty in collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet U.S. standards.

Government regulation may hinder our ability to function efficiently.

The national, provincial and local governments in China are highly bureaucratized.  The day-to-day operations of our business require frequent interaction with representatives of the Chinese government institutions.  The effort to obtain the registrations, licenses and permits necessary to carry out our business activities can be daunting.  Significant delays can result from the need to obtain governmental approval of our activities.  These delays can have an adverse effect on the profitability of our operations.  In addition, compliance with regulatory requirements applicable to biochemical and pharmaceutical production may increase the cost of our operations, which would adversely affect our profitability.

Capital outflow policies in China may hamper our ability to pay dividends to shareholders in the United States.

China has adopted currency and capital transfer regulations. These regulations require that we comply with complex regulations for the movement of capital. Although Chinese governmental policies were introduced in 1996 to allow the convertibility of RMB into foreign currency for current account items, conversion of RMB into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange. We may be unable to obtain all of the required conversion approvals for our operations, and Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB in the future. Because most of our future revenues will be in RMB, any inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to pay dividends to our shareholders.

Tax Disclosure

We will not obtain an opinion of legal counsel regarding the United States income tax consequences of an investment in our securities.

We will not obtain an opinion of counsel regarding the U.S. income tax consequences of investing in our securities including how an investment in the Company is treated for U.S. income tax purposes. Moreover, there is no assurance that future legislation may not further affect the tax consequences of an investment in our securities. INVESTORS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS REGARDING THE POSSIBLE U.S. FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF INVESTING IN OUR SECURITIES.

ITEM 2.  MANAGEMENT’S DISCUSSION AND ANALYSIS AND PLAN OF OPERATION

Results of Operations

The following discussion relates solely to the operations of our operating subsidiary, Renyuan Bio-Chemicy, and not to CRI or our former discontinued businesses of developing Internet based businesses and providing professional purchasing management.

Nine Months Ended June 30, 2007 compared to Nine Months Ended June 30, 2006

Our level of operations decreased considerably during our 2007 fiscal year, which ends on September 30, 2007.   In the nine month period ended June 30, 2007 we had no revenues compared to the nine months ended June 30, 2006 when our net sales totaled $81,004.  The primary reason for the lack in revenue was the lack of operating capital to manufacture our products.

Due to the joint directive issued by the State Reform and Development Commission and the State Drug Administration in October of 2003, we have been forced to discontinue the manufacture of our previous products which include D-PHG and DL-Serine. The primary cause of the stoppage in manufacture was due to the fact that the government saw a need to tightly regulate the sale of pharmaceutical intermediates in response to the chaos in the marketplace caused by the introduction of products for the SARS epidemic.

Our selling, general and administrative expenses nonetheless has increased from $351,747 in the nine months ended June 30, 2006 to $399,550 in the nine months ended June 30, 2007.  The primary reasons for the increase were

•

increased administrative salaries in fiscal 2007, as we developed a staff capable of managing our company in light of the new government regulations.

•

expenses incurred in preparation for the merger of Renyuan Bio-Chemicy Co. into a U.S. public company.

We expect that in the next two years our selling, general and administrative expense will remain at its fiscal 2007 level or higher, as we will incur the expenses attributable to being a U.S. public company and as we continue to expand the focus of our business operations, necessitating a staff of skilled administrators.

Liquidity and Capital Resources

During the nine months ended June 30, 2007, the operations of Renyuan Bio-Chemicy Co. used $95,937 in cash, primarily due to $531,502 in net loss as compared to a total of 57,530 cash provided in the same period ended June 30, 2006. The $57,530 provided by operations was due to the smaller net loss generated during that period.

The resulting balance sheet at June 30, 2007 shows that the company with $2,971 in cash among its assets.  We do not  have adequate resources to fund our operations for the foreseeable future and we will need to raise funds going forward in order to fund our operations. Even as the government relaxes their directives on the products we used to sell, without sufficient working capital, we will not be able to resume production. Since Renyuan Bio-Chemicy was organized in February 2001, its operations have been funded primarily by capital contributions from Mr. Chaozhong Ren, who is our Vice President and who will be our majority shareholder following the issuance of the Remaining Purchase Price Shares its President and majority shareholder,.    As of June 30, 2007, our liability to Mr. Chaozhong Ren was $252,173 which is payable on demand and non-interest- bearing.  We expect that Mr. Chaozhong Ren will continue to fund our working capital needs through at least the end of 2007 and we will accrue a further liability due to him for such costs. However, Mr. Chaozhong Ren is under no obligation to provide us with working capital and we can offer no assurance that he will provide these funds as he could discontinue doing so at any time.  Renyuan Bio-Chemicy is in default of bank loans in the amount of $1,809,884 as of June 30, 2007, and is in active discussions with the bank to reach an agreement on repayment of this obligation.

Year Ended September 30, 2006 Compared to Year September 30, 2005

Our revenue for fiscal year 2006, decreased from $162,322 to $81.207 or approximately 49.9% compared to fiscal year 2005 revenues. The decrease was attributable to the government mandates which have forced us to shut down manufacture of our principal products.

Our gross margin ratio during fiscal year 2006 was 10.5% compared to 0.2% in fiscal year 2005.  Despite significantly lowered sales in 2006, the gross margin increased as a result of the loosening of price controls by the government on the products which we manufacture the intermediates for.

Our selling, general and administrative expense decreased in fiscal year 2006 to $453,021 – as we had limited administrative staff during the year as compared to fiscal year 2005 when we incurred $577,529.  Our net loss for fiscal year 2006 decreased to $601,512 from $697,927 as a direct result of the downsizing of our pre-existing employees. Going forward, we anticipate maintaining the same annual expenses related to salaries and general and administrative expenses until we are able to resume manufacturing our products.

Management’s Plan of Operation

Management of Renyuan Bio-Chemicy anticipates that the Company will commence revenue-producing operations by year end of 2007.  In order to do so, however, the Company will have to obtain working capital to fund the initiation of operations and find ways to address the outstanding bank loans which it is in default on.  Management plans to attract private investors to borrow those funds. Management foresees the use of their own common stock to secure these loans. To date, however, it has not obtained a commitment for the funds.  If there is a delay in securing the necessary funds, the date for initiation of revenue-producing operations will be likewise delayed.

The Company’s operations will require the working capital for the following demands:

•

Inventory.  Renyuan Bio-Chemicy  will have to fund the carrying cost of a large inventory of products, including the investment in raw materials for the intermediates.

•

Marketing.  Renyuan Bio-Chemicy will engage in direct marketing of its products.  Management expects that its direct marketing program will prove to be more efficient over the long term than a distribution network.  However, the initial burden on its working capital will be considerable, as the Company will have to carry the full cost of a sales staff that it once had, and the expenses of their marketing activities, such as travel, entertainment, and promotion, and the expenses attendant to sales accounting.

In addition to our need for working capital to initiate production, our business calls for substantial capital investment over the next twelve months.  The primary purposes for which we anticipate a need for capital are for additional working capital for growth.  We believe there is a high demand for our products within China due to the high cost of the products in the current market.  If we are correct, then demand could enable us to quickly expand our operations to full capacity.  Growth at that rapid rate would require a commitment of many millions of Dollars for working capital.  Our management will have to assess the value of the market opportunities that present themselves, and weigh them against the cost of such capital as may be made available to us.

At the present time, we have received no commitments for the funds required for our planned capital investments.  Obtaining such funds  will likely require that we issue substantial amounts of equity securities and/or incur significant debt.  We can provide you with no assurance that we will be able to obtain such funds on acceptable terms or at all.  Any such funding we do receive may result in substantial dilution to our existing shareholders.

Off-Balance Sheet Arrangements

Neither CRI nor the Company has any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on their financial condition or results of operations.

ITEM 3.  DESCRIPTION OF PROPERTY

Our offices in the United States are currently located at 100 Wall Street c/o American Union Securities New York, NY 10005. American Union Securities serves as the Company’s agent and does not receive any remuneration for the use of its property. In the near future we do not anticipate requiring additional office space and additional personnel in the United States.

Our subsidiary, Renyuan Bio-Chemicy, has facilities in China, located in Jizhou City High & New Technology Industrial Zone of the Hebei Province near Beijing.  The total area of the Renyuan Bio-Chemicy’s premises is 24,000 square meters, including 12,000 square meters of physical plant.  Land use rights for the property used by the company were awarded until October 2051.  This form of land tenure is the norm in China, and is roughly comparable to a leasehold interest under our system of land tenure.  These facilities are close to major road and rail lines, and served by dedicated power lines from the local substation and steam pipelines provided by the local thermal power plant.  Water is drawn from three wells, one of which is at a depth of 400 meters, and benefits from available sewage treatment facilities, some of which the company has developed itself.

ITEM 4.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table presents information, to the best of IAG’s knowledge, about the beneficial ownership of its common stock on September 27, 2007, held by those persons known to beneficially own more than 5% of its capital stock and by its directors and executive officers and giving effect to the issuance of the Initial Purchase Price Shares. The percentage of beneficial ownership for the following table is based on 100,000,000 shares of common stock outstanding as of September 27, 2007.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the shareholder has sole or shared voting or investment power. It also includes (unless footnoted) shares of common stock that the shareholder has a right to acquire within 60 days after July 27, 2007 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

	Following Issuance of Initial Purchase Price Shares		After Giving Effect to the Planned Issuance of Remaining Purchase Price Shares(1)
Name of Directors, Officers, & Beneficial Holders (2)	Number of Shares	Percent Of Class (3)	Number of Shares	Percent Of Class (3)

Qingfu Ren, President, Director Nominee c/o American Union 100 Wall St. 15th Floor New York, NY 10005	1,960,374	2.0%	450,102,625	6.4%

Chaozhong Ren, Vice President, Treasurer, Secretary, Director Nominee c/o American Union Securities 100 Wall St. 15th Floor New York, NY 10005	23,105,978	23.1%	5,305,142,177	75.8%
Mr. Matt Lettau 302 Creekside Ct. E. Huntertown, Indiana 46748	0	0%	0	0%

All Directors & Officers as a Group (3 individuals)	25,066,352	25.1%	5,755244,802	82.2%

Dr. Huakang Zhou 18 Kimberly Ct. East Hanover, NJ 07936	43,090,204 (4)	43.2%	460,189,598 (5)	6.6%

(1)

Assumes the issuance of all Remaining Purchase Price Shares. Prior to making any issuance of Remaining Purchase Price Shares, the Company is required to increase its authorized shares of common stock and/or effect a reverse stock split.

(2)

“Beneficial ownership” means the sole or shared power to vote or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of or to direct the disposition of, a security).  In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days from September 27, 2007.

(3)

Figures are rounded to the nearest tenth of a percent.

(4)

Includes 1,820,204 shares held by Warner Technology & Investment Group.

(5)

Includes 417,919,598 shares held by Warner Technology & Investment Group.

Changes in Control

We have no letters of intent or definitive agreements for arrangements that would result in a change in control.

ITEM 5.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND CORPORATE GOVERNANCE; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Our Management

The members of the Board of Directors of the Company serve until the next annual meeting of shareholders, or until their successors have been elected.  The officers serve at the pleasure of the Board of Directors.  Officers are elected by the Board and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. Information as to our current director and executive officer is as follows:

NAME	AGE	POSITION
Qingfu Ren	66	President, Director Nominee
Chaozhong Ren	38	Vice President, Treasurer, Secretary, Director Nominee
Matt Lettau	41	Director

Mr. Qingfu Ren has served as our President since September 27, 2007 and is expected to be appointed to our Board in the near future. From 1997 through the present, Mr. Qingfu Ren has served as the Chairman and principal owner of the Hebei Renyuan Group, an informal group of companies which formerly included Renyuan Bio-Chemicy. Mr. Qingfu Ren has also served as Vice Chairman of Jizhou City Chinese People’s Political Consultive Conference since 2000.

Mr. Chaozhong Ren serves as our Vice President, Treasurer and Secretary since September 27, 2007 is expected to be appointed to the Board in the near future. From 1997 through the present, Mr. Chaozhong Ren has served as the Deputy General Manager of the Hebei Renyuan Group, an informal group of companies owned by Mr. Qingfu Ren which formerly included Renyuan Bio-Chemicy. Mr. Qingfu Ren is also a director of Jizhou City Electro-Protection Co. Ltd.  Mr. Chaozhong Ren has also served as a Deputy in the Jizhou City People’s Congress since February 2007.

Mr. Matt Lettau previously served as our sole director. Mr. Lettau served as our President, Secretary, Treasurer and Director since founding the Company in January 2004 until [September 27, 2007] and is currently our sole director. From 1991 to January 2004, Mr. Lettau was employed by The Bob Rohrman Group as Manager and worked on developing service and sales. The Bob Rohrman Group is a privately owned automotive group with 26 automotive dealerships. Mr. Lettau’s duties included Service and Parts director at Fort Wayne Acura, Subaru and General Sales Manager at Fort Wayne Nissan, Infiniti, and Kia. In addition Mr. Lettau was in charge of the Parts and Service at the Groups Nissan dealership.

Chaozhong  Ren is the son of Qingfu Ren.

On September 27, 2007 and prior to our entry into the Exchange Agreement, Mr. Lettau resigned as President, Secretary and Treasurer of the Company and, in his capacity as our sole director, appointed Mr. Qingfu Ren as our President and his son, Mr. Chaozhong Ren as our Vice President, Secretary, and Treasurer.

Pursuant to the Exchange Agreement and subject to the filing with the SEC of an information statement pursuant to Rule 14f-1, Matt Lettau has appointed Qingfu Ren and Chaozhong Ren as directors and resigned from our board.

Other Control Persons.

Dr. Huakang Zhou is President and sole director of CRI, our wholly-owned subsidiary which in turn owns Renyuan Bio-Chemicy. In connection with the signing of the Share Exchange, Dr. Zhou will resign from these duties and yield control to the management of the Company. Dr. Zhou is also chairman of the board of Warner Technology and Investment Corp. ("Warner") a company which provides international consulting services. Warner is licensed with the Chinese government as an official host for Chinese government officials and business executives in the US. Since 1999, Warner has been one of a few consulting firms that has assisted Chinese private companies to go public in the U. S. In 1989 Dr. Zhou received a Ph.D. degree in Operations Research from Polytechnic University of New York, Brooklyn.

ITEM 6.  EXECUTIVE COMPENSATION

Executive Compensation

From inception and until the consummation of the Exchange Agreement on September 27, 2007, Matt Lettau served as our sole officer and director.  Prior to July 27, 2007, Mr. Lettau  provide services to us without compensation as a result of the stock position Mr. Lettau held in the Company.  Pursuant to the terms of the restated Stock Purchase Agreement entered into between Mr. Lettau, Dr. Zhou and the Company on July 27, 2007, Mr. Lettau is entitled to $3,000 per month for his services for at least three months commencing on July 27, 2007. As of September 27, 2007 Mr. Lettau had earned $6,000 pursuant to the restated Stock Purchase Agreement.

As a result of having only one officer and director that has not received any compensation for the fiscal 2006 year, we have omitted the Summary Compensation Table, Equity Awards Table, and Director Compensation Table.

On September 27, 2007, our Board appointed Mr. Qingfu Ren to serve as President and his son, Mr. Chaozhong Ren to serve as our Vice President, Secretary, and Treasurer. We do not have any written employment agreements with Mr. Qingfu Ren or Mr. Chaozhong Ren but have committed to provide them annual salaries in the respective amounts of RMB 600,000 (or approximately $80,000) and RMB 400,000 (or approximately $53,300).

Termination of Employment

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person associated with the Company which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person’s employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

Compensation Committee

For the year ended December 31, 2006, we did not have a compensation committee as a result of not providing any compensation to our sole officer and director.  Additionally, we elected not to have a Compensation Committee in that we are a development stage company with limited operations and resources.

ITEM 7.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS; DIRECTOR INDEPENDENCE

Transactions with Related Persons

Except for the transactions listed below, none of our directors or executive officers, any nominee for election as a director, any persons who beneficially owned, directly or indirectly, shares with more than 5% of the voting power of our common stock or any relatives of any of the foregoing had or is to have a direct or indirect material interest in any transaction to which the Company was or is a party since the beginning of our 2006 fiscal year to date,  or any currently proposed transaction which may materially affect the Company.

During January 2004, Mr. Lettau received 41,270,000 shares of common stock, at a price of $0.001 per share, which were issued for services rendered by Mr. Lettau. Mr. Lettau is the sole officer, director, and promoter of IAG.

Pursuant to the restated Stock Purchase Agreement entered into between Mr. Lettau, Dr. Zhou and the Company on July 27, 2007, for at least three months commencing on July 27, 2007 Mr. Lettau will be entitled to receive $3,000 per month for his services to the Company during this period.  During this three month period, Mr. Lettau will continue to prepare and file all reports required to be filed by the Company for so long as Dr. Zhou requests and shall also provide such additional assistance with the business and affairs of the Company as Dr Zhou or the Company may request from time to time.

Pursuant to the Exchange Agreement executed on September 27, 2007, we committed to issue an aggregate total of 6,926,399,370 shares of common stock to the eight Former CRI Shareholders in compensation for receiving from them all of the outstanding shares of CRI.  The Former CRI Shareholders were issued 30,036,370 shares (the “Initial Purchase Price Shares”) on September 27, 2007 and the remaining 6,896,363,000  shares (the “Remaining Purchase Price Shares are to be issued when the Company has sufficient shares of authorized unissued shares to effect such issuance.

In July 2007, and prior to the closing of the Reverse Acquisition,  Mr. Qingfu Ren transferred Renyuan Bio-Chemicy to CRI in return for receiving a note and a majority of CRI’s outstanding common stock.  In this transaction, CRI acquired  100% of the outstanding capital stock of Renyuan Bio-Chemicy in return for issuing a note payble to Mr. Qingfu Ren for RMB 2,080,000 (approximately $277,333 USD) and issuing to Mr. Qingfu Ren and has designees approximately 25,756 shares of CRI’s outstanding 30,000 shares.

Promoters and Control Persons

From the Company’s inception until June 29, 2007, Matt Lettau held a majority of the Company’s common stock . On June 29, 2007, Mr. Lettau all of his Company stock to three individuals. He sold 41,270,000 shares to Dr. Zhou for $450,000 in cash.

ITEM 8.  DESCRIPTION OF SECURITIES

Common Stock

Our Articles of Incorporation authorize the issuance of 100,000,000 shares of common stock, $0.001 par value per share, of which 69,963,630 shares were outstanding as of September 27, 2007. Holders of common stock have cumulative voting rights pursuant California law. Holders of shares of common stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the board of directors in its discretion, from funds legally available to be distributed. In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock. All of the outstanding shares of common stock are validly issued, fully paid and non-assessable.

Transfer Agent

The transfer agent for the common stock is Madison Stock Transfer, 1688 E. 6th St., Floor 1, Room 7, Brooklyn, New York, 11229.

PART II

ITEM 1.  MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

. Below are the high and low closing bid prices of our common stock for the periods shown, as obtained from the National Quotation Bureau that compiles quote information reported on the National Association of Securities Dealers' composite feed or other qualified inter-dealer quotations' media and from other public sources. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.   Our common shares currently trade on the OTC Bulletin Board ("OTCBB") under the symbol "IAGR.OB".  IAG’s Stock was approved for trading on the OTCBB on January 8, 2007 and commenced trading on February 9, 2007.  Prior to that there was no public market for our securities

	High	Low
Fiscal Year 2007
Second Quarter (April 1, 2007 to June 30, 2007)	$0.045	$0.011

First Quarter (January 1, 2007 to March 31, 2007)	$0.31	$0.042

Holders of Common Stock

As of September 27, 2007 and giving effect to the consummation of the Exchange Agreement, we had 100,000,000 shares of common stock issued and outstanding, held by approximately 46 shareholders of record.  One of our holders of records is Cede & Co., a depository that holds shares of stock for a large number of beneficial owners. Accordingly, it is impossible for us to determine exactly how many beneficial shareholders we actually have.

Dividends

We have never declared or paid dividends on our Common Stock.  We intend to follow a policy of retaining earnings, if any, to finance the growth of the business and do not anticipate paying any cash dividends in the foreseeable future.  The declaration and payment of future dividends on the Common Stock will be the sole discretion of the Board of Directors and will depend on our profitability and financial condition, capital requirements, statutory and contractual restrictions, future prospects and other factors deemed relevant.

Securities Authorized for Issuance under Equity Compensation Plans

We currently do not maintain any equity compensation plans.

ITEM 2.  LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us, which may materially affect us.

ITEM 3.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

During fiscal year 2005, the Company appointed Jaspers + Hall, PC as the Company's independent accountant for the year ending December 31, 2004, replacing the Company’s former independent accountant, Beckstead & Watts, LLP. This change in accountants was recommended by the Company's Executive Management and approved by the Company's Board of Directors. During fiscal 2004 and during the portion of 2005 preceding the Board's decision, neither the Company, nor anyone engaged on its behalf, had consulted with Jasper + Hall, PC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). As the principal accountant, Jaspers + Hall, PC expressed no reliance on any reports generated by the prior accountants.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Beckstead and Watts, LLP, as the independent accountants of the Company.

ITEM 4.  RECENT SALES OF UNREGISTERED SECURITIES.

Pursuant to the Exchange Agreement executed on September 27, 2007, we committed to issue an aggregate total of 6,926,399,370 shares of common stock to the eight Former CRI Shareholders in compensation for receiving from them all of the outstanding shares of CRI.  The Former CRI Shareholders were issued 30,036,370 shares (the “Initial Purchase Price Shares”) on September 27, 2007 and the remaining 6,896,363,000  shares (the “Remaining Purchase Price Shares are to be issued when the Company has sufficient shares of authorized unissued shares to effect such issuance.  As all of the Former CRI Shareholders are accredited investors, we believe the issuance of these shares is exempt from registration pursuant to Regulation D and Section 4(2) of the Securities Act of 1933, as amended. Other then the sale of these shares to the Former CRI Shareholders, we have not sold any unregistered securities within the past three years.

ITEM 5.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

Our Articles of Incorporation limit the liability of our directors. As permitted by California law, our directors will not be liable to us for monetary damages arising from a breach of their fiduciary duty as directors in certain circumstances. This limitation does not affect liability for any breach of a director’s duty to us or our shareholders (i) with respect to approval by the director of any transaction from which he or she derives an improper personal benefit, (ii) with respect to acts or omissions involving an absence of good faith, that the director believes to be contrary to the best interests of our company or our shareholders, that involve intentional misconduct or a knowing and culpable violation of law, that constitute an unexcused pattern or inattention that amounts to an abdication of his or her duty to our company or our shareholders, or that show a reckless disregard for duty to our company or our shareholders in circumstances in which he or she was, or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to our company or our shareholders, or (iii) based on transactions between our company and our directors or another corporation with interrelated directors or based on improper distributions, loans or guarantees under applicable sections of California Law. This limitation of directors’ liability also does not affect the availability of equitable remedies, such as injunctive relief or rescission.

We have been advised that it is the position of the Commission that insofar as the provision in our Articles of Incorporation, as amended, may be invoked for the limitation of liabilities arising under the Securities Act, the provision is against public policy and is therefore unenforceable.

Financial Statements and Other Information

Audited financial statements of China Renyuan International,

    Inc. from inception to June 30, 2007 .……………… ………………… . ……34

Unaudited financial statements of Renyuan Bio-Chemicy Co., Ltd. for the nine months ended June 30, 2007 and 2006 …………………. …… ………. 43

Audited financial statements of Renyuan Bio-Chemicy Co., Ltd.,

    for the years ended September 30, 2006 and 2005……………………………54

Financial statements for the Company covering the last two completed fiscal years and the quarter ended June 30, 2007 are available in our Annual Report on Form 10-KSB for our fiscal year ended December 31, 2006 and our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007, as filed with the SEC.  Exhibits and other information that may be required by Form 10-SB are also included in these filings.

Paritz & Company, P.A.

CHINA RENYUAN INTERNATIONAL INC.

FINANCIAL STATEMENTS

WITH

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FROM INCEPTION (AUGUST 23, 2006) TO JUNE 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

China Renyuan International Inc.

(A Development Stage Company)

East Hanover, New Jersey

We have audited the accompanying balance sheet of China Renyuan International Inc. (A Development Stage Company) as of June 30, 2007 and the related statements of operations, changes in stockholders’ deficiency and cash flows for the period from inception (August 23, 2006) to June 30, 2007. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown on the accompanying balance sheet, at June 30, 2007, the Company has no assets and has not earned any revenues since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of China Renyuan International Inc. (A Development Stage Company) as of June 30, 2007 and the results of its operations and its cash flows for the period from inception (August 23, 2006) to June 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Paritz & Company, P.A.

Hackensack, New Jersey

September 20, 2007

CHINA RENYUAN INTERNATIONAL INC.

(A Development Stage Company)

BALANCE SHEET

JUNE 30, 2007

ASSETS

TOTAL ASSETS	$ -

LIABILITIES AND STOCKHOLDER’S DEFICIENCY

CURRENT LIABILITIES:
Due to stockholder	$ 571
TOTAL CURRENT LIABILITIES	571

STOCKHOLDER’S DEFICIENCY:
Common stock, $0.0001 par value
100,000,000 shares authorized
30,000 shares issued and outstanding	3
Deficit accumulated during development stage	(574)
TOTAL STOCKHOLDER’S DEFICIENCY	(571)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIENCY	$ -

See notes to financial statements

CHINA RENYUAN INTERNATIONAL INC.

 (A Development Stage Company)

STATEMENTS OF OPERATIONS

FROM INCEPTION (AUGUST 23, 2006) TO JUNE 30, 2007

REVENUES:	$ -

COSTS AND EXPENSES:
General and administrative	574

TOTAL COSTS AND EXPENSES	574

NET LOSS	$ (574)

See notes to financial statements

CHINA RENYUAN INTERNATIONAL INC.

 (A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDER’S DEFICIENCY

COMMON STOCK		DEFICIT ACCUMULATED DURING DEVELOPMENT STAGE	TOTAL
SHARES	AMOUNT

BALANCE – AUGUST 23, 2006	-	$ -	$ -	$ -

Sale of common stock	30,000	3		3

Net loss	-	-	(574)	(574)

BALANCE – JUNE 30, 2007	30,000	$ 3	$(574)	$(571)

See notes to financial statements

CHINA RENYUAN INTERNATIONAL INC.

 (A Development Stage Company)

STATEMENT OF CASH FLOWS

FROM INCEPTION (AUGUST 23, 2006) TO JUNE 30, 2007

OPERATING ACTIVITIES:
Net loss	$ (574)
NET CASH USED IN OPERATING ACTIVITIES	(574)

FINANCING ACTIVITIES:
Loan from stockholder	571
Sale of common stock	3
NET CASH PROVIDED BY FINANCING ACTIVITIES	574

CHANGE IN CASH AND CASH – END OF PERIOD	$ -

See notes to financial statements

CHINA RENYUAN INTERNATIONAL INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

1

BUSINESS DESCRIPTION

China Renyuan International Inc. (“the Company”) was formed on August 23, 2006 under the laws of the State of Delaware for the purpose of making investments in the Peoples Republic of China (“PRC”).

2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation - Development Stage Company

The Company has not earned any revenue from operations since inception.  Accordingly, the Company’s activities have been accounted for as those of a “Development Stage Enterprise”, as set forth in Financial Accounting Standards Board Statement No. 7 (“SFAS 7").     Among the disclosures required by SFAS 7 are that the Company’s financial statements be identified as those of a development stage company, and that the statements of operations, stockholder’s equity and cash flows disclose activity since the date of the Company’s inception.

Uses of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period.  Actual results could differ from those estimates.

Deferred income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (“SFAS 109") which requires that deferred tax assets and liabilities be recognized for future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, SFAS 109 requires recognition of future tax benefits, such as carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

3

DUE TO STOCKHOLDER

This amount is non-interest bearing and due on demand.

4

SUBSEQUENT EVENT

In September 2007 the Company entered into a Share Exchange and Reorganization Agreement to acquire 100% of the registered capital of Renyuan Bio-Chemicy Co., Ltd. (“Renyuan Bio”).

Renyuan Bio, a limited liability company, organized in the PRC, specializes in the research, production and management of fine chemicals, bio-pharma and pharmaceutical intermediaries.

RENYUAN BIO-CHEMICY CO.

BALANCE SHEET

JUNE 30, 2007

CURRENT ASSETS:
Cash	$ 2,971
Inventories	33,874
Due from affiliated company	21,751
Other current assets	58,468
TOTAL CURRENT ASSETS	117,064

Property and equipment, net of accumulated depreciation	3,660,911

TOTAL ASSETS	$3,777,975

LIABILITIES AND OWNER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$ 659,139
Notes payable – bank	1,809,884
Due to owner	252,173
Accrued expenses	302,855
TOTAL CURRENT LIABILITIES	3,024,051

OWNER’S EQUITY:
Contributed capital	3,537,887
Accumulated deficit	(2,944,599)
Accumulated other comprehensive income	160,636
TOTAL OWNER’S EQUITY	753,924

TOTAL LIABILITIES AND OWNER’S EQUITY	$3,777,975

See notes to financial statements

RENYUAN BIO-CHEMICY CO.

STATEMENTS OF OPERATIONS

NINE MONTHS ENDED JUNE 30,
2007	2006

SALES	$ -	$ 81,004

COST OF SALES	-	72,483

GROSS PROFIT	-	8,521

COSTS AND EXPENSES:
General and administrative expenses	399,550	351,747
Interest expense	131,952	119,509

TOTAL COSTS AND EXPENSES	531,502	471,256

NET LOSS	$(531,502)	$(462,735)

See notes to financial statements

RENYUAN BIO-CHEMICY CO.

STATEMENT OF CHANGES IN OWNER’S EQUITY

CONTRIBUTED CAPITAL	ACCUMULATED DEFICIT	OTHER COMPREHENSIVE INCOME	TOTAL

BALANCE – SEPTEMBER 30, 2006	$3,537,887	$(2,413,097)	$107,774	$1,232,564

Foreign currency translation adjustment	-	-	52,862	52,862

Net loss	-	(531,502)	-	(531,502)

BALANCE – JUNE 30, 2007	$3,587,887	$(2,944,599)	$ 160,636	$ 753,924

See notes to financial statements

RENYUAN BIO-CHEMICY CO.

STATEMENTS OF CASH FLOWS

NINE MONTHS ENDED JUNE 30,
2007	2006

OPERATING ACTIVITIES:
Net loss	$ (531,502)	$ (462,735)
Adjustments to reconcile net loss
to net cash provided by (used in) operating activities:
Depreciation	349,707	339,727
Changes in operating assets and liabilities:
Accounts receivable	-	14,249
Inventories	-	93,610
Other current assets	4,812	5,141
Accounts payable	14,824	(38,164)
Accrued expenses	66,222	105,702
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(95,937)	57,530

INVESTING ACTIVITIES:
Acquisition of property and equipment	-	(112,007)
NET CASH USED IN INVESTING ACTIVITIES	-	(112,007)

FINANCING ACTIVITIES:
Loan from (repayment of) amount due owner	(12,066)	7,894
Repayment from affiliated company	104,358	46,836
NET CASH PROVIDED BY FINANCING ACTIVITIES	92,292	54,730

EFFECT OF EXCHANGE RATE ON CASH	5,683	(1,041)

INCREASE (DECREASE) IN CASH	2,038	(788)

CASH – BEGINNING OF YEAR	933	2,300

CASH – END OF YEAR	$ 2,971	$ 1,512

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$ 57,164	$ 40,985

See notes to financial statements

RENYUAN BIO-CHEMICY CO.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

1

NATURE OF OPERATIONS AND ACCOUNTING POLICIES

Business description

The Company was formed in February 2001 in Jizhou City, Peoples Republic of China (“PRC”) and specializes in research, manufacturing and distribution of bio-chemical products.

The Company successfully developed D-p Hydorxyphenylglycine, DL-Serine and D-Phenylalanine, and other bio-chemical products which have advantages, such as high purity, excellent quality, low cost and are environmentally friendly.

The Company has also designed and constructed a factory building and laboratory.  These manufacturing, research and distribution operations are based in the PRC, where the majority of the Company’s sales have occurred.

The Company ceased production activities in 2003.

Accounting methods

The Company's financial statements are prepared using the accrual method of accounting.  The Company has elected a fiscal year ending on September 30th.

Uses of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period.  Actual results could differ from those estimates.

Cash and cash equivalents

The Company includes in cash and cash equivalents all short-term, highly liquid investments that mature within three months of their acquisition date.  Cash equivalents consist principally of investments in interest-bearing demand deposit accounts and liquidity funds with financial institutions and are stated at cost, which approximates fair value.

The Company maintains cash and cash equivalents with financial institutions in the PRC.  The

Company performs periodic evaluation of the relative credit standing of financial institutions that are considered in the Company's investment strategy.

Inventories

Inventories are valued at the lower of cost as determined by the first-in, first-out method or market.

Property and equipment

Property and equipment are recorded at cost.  Depreciation is provided in amounts sufficient to amortize the cost of the related assets over their useful lives using the straight line method for financial reporting purposes, whereas accelerated methods are used for tax purposes.

Maintenance, repairs and minor renewals are charged to expense when incurred.  Replacements and major renewals are capitalized.

Deferred income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 ("SFAS 109") which requires that deferred tax assets and liabilities be recognized for future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, SFAS 109 requires recognition of future tax benefits, such as carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

Currency translation

Since the Company operates primarily in the PRC, the Company's functional currency is the Chinese Yuan ("RMB").  Revenue and expense accounts are translated at the average rates during the period, and balance sheet items are translated at year-end rates.  Translation adjustments arising from the use of differing exchange rates from period to period are included as a component of stockholders' equity.  Gains and losses from foreign currency transactions are recognized in current operations.

2

GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown on the accompanying balance sheet, at June 30, 2007 the Company’s liabilities exceeded its current assets by $2,906,987 and the Company has not earned any revenues from operations. The Company is also in default in bank loan. These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3

DUE FROM AFFILIATED COMPANY

Amounts due from affiliated company are non-interest bearing and due on demand.

4

PROPERTY AND EQUIPMENT

A summary of property and equipment and the estimated lives used in the computation of depreciation and amortization as of June 30, 2007, is as follows:

Machinery and equipment	Amount $2,905,181	Life 7 years
Building and building improvements	1,928,212	39.5 years
Automobile	5,104	3 years
Land	282,913	50 years
	5,121,410
Accumulated depreciation	1,460,499
	$3,660,911

5

NOTES PAYABLE – BANK

Notes payable – bank consist of the following:

Note payable – bank bearing interest at 8.37% and due April 20, 2006	$ 786,906

Note payable – bank bearing interest at 8.37% and due March 30, 2006	655,755

Note payable – bank bearing interest at 10.8225% and due April 29, 2007	209,842

Note payable – bank bearing interest at 10.8225% and due April 29, 2007	157,381

$1,809,884

The above notes are collateralized by substantially all assets of the Company.

The Company is in default of the bank loans referred to above. The Company is in active discussions with the Bank regarding refinancing the obligations and expects to reach an agreement.

6

DUE TO OWNER

Amounts due to owner are non-interest bearing and due on demand.

7

CAPITAL

Pursuant to the laws of the PRC, the owner of the Company receives Certificates of Registered Capital and Capital Contribution Verification Forms evidencing the initial and subsequent funding of the Company.  No shares of stock are issued pursuant to these investments.

8

RISK FACTORS

Vulnerability due to Operations in PRC

The Company's operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC's political, economic and social conditions.  There is also no guarantee that the PRC government's pursuit of economic reforms will be consistent or effective.

Substantially all of the Company's businesses are transacted in RMB, which is not freely convertible.  The People's Bank of China or other banks are authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China.  Approval of foreign currency payments by the People's Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Vulnerability due to Operations in PRC - Continued

Since the Company has its primary operations in the PRC, the majority of its revenues will be settled in RMB, not U.S. Dollars. Due to certain restrictions on currency exchanges that exist in the PRC, the Company’s ability to use revenue generated in RMB to pay any dividend payments to its shareholders may be limited.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk is primarily cash.  As of June 30, 2007, substantially all of the Company=s cash was managed by financial institutions.

Other Risks

The Company conducts business in an industry that is subject to a broad array of environmental laws and regulations.  The Company's costs to comply with these laws and regulations are charged to expense as incurred.

9

SUBSEQUENT EVENT

On September 27, 2007 the Company entered into a Share Exchange and Reorganization Agreement by which it will become part of a U.S. publicly traded company via a reverse merger with a shell company.

Paritz & Company, P.A.

RENYUAN BIO-CHEMICY CO.

 FINANCIAL STATEMENTS

WITH

 REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

YEARS ENDED SEPTEMBER 30, 2006 AND 2005

Paritz & Company, P.A.	15 Warren Street, Suite 25 Hackensack, New Jersey 07601 (201)342-7753 Fax: (201) 342-7598 E-Mail: paritz @paritz.com
Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Renyuan Bio-Chemicy Co.

We have audited the accompanying balance sheets of Renyuan Bio-Chemicy Co. as of September 30, 2006 and 2005 and the related statements of operations, changes in owner’s equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has suffered net losses during the past two years, and as of September 30, 2006 its liabilities exceeded its current assets by $2,675,708.  In addition, the Company is in default of bank loans in the amount of $1,743,129.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Renyuan Bio-Chemicy Co. as of September 30, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Paritz & Company, P.A.

Hackensack, New Jersey

October 30, 2006, except for Notes 4 and 8

which are dated May 1, 2007 and September 28, 2007, respectively

RENYUAN BIO-CHEMICY CO.

BALANCE SHEETS

(U.S. $)

---------SEPTEMBER 30,-----------
2006	2005

ASSETS

CURRENT ASSETS:
Cash	$ 922	$ 2,300
Accounts receivable	-	17,888
Inventories	42,765	134,413
Due from affiliated company	104,680	197,894
Other current assets	60,946	62,841
TOTAL CURRENT ASSETS	209,313	415,336

Property and equipment, net of accumulated depreciation	3,908,272	4,180,550

TOTAL ASSETS	$4,117,585	$4,595,886

LIABILITIES AND OWNER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$ 659,493	$ 885,925
Notes payable – bank	1,743,129	1,701,582
Due to owner	303,306	131,713
Accrued expenses	179,093	120,708
TOTAL CURRENT LIABILITIES	2,885,021	2,839,928

OWNER’S EQUITY:
Contributed capital	3,537,887	3,537,887
Accumulated deficit	(2,413,097)	(1,811,585)
Accumulated other comprehensive income	107,774	29,656
TOTAL OWNER’S EQUITY	1,232,564	1,755,958

TOTAL LIABILITIES AND OWNER’S EQUITY	$4,117,585	$4,595,886

See notes to financial statements

RENYUAN BIO-CHEMICY CO.

STATEMENTS OF OPERATIONS

(U.S. $)

	YEAR ENDED SEPTEMBER 30,
	2006	2005

SALES	$ 81,207	$162,322

COST OF SALES	72,664	161,995

GROSS PROFIT	8,543	327

COSTS AND EXPENSES:
General and administrative expenses	453,021	577,529
Interest expense	157,034	120,725

TOTAL COSTS AND EXPENSES	610,055	698,254

NET LOSS	$(601,512)	$(697,927)

See notes to financial statements

RENYUAN BIO-CHEMICY CO.

STATEMENT OF CHANGES IN OWNER’S EQUITY

CONTRIBUTED CAPITAL	ACCUMULATED DEFICIT	OTHER COMPREHENSIVE INCOME	TOTAL

BALANCE – SEPTEMBER 30, 2004	$3,044,625	$(1,113,658)	$ -	$1,931,017

Capital contribution	493,212	-	-	493,212

Foreign currency translation adjustment	-	-	29,656	29,656

Net loss	-	(697,927)	-	(697,927)

BALANCE – SEPTEMBER 30, 2005	3,537,887	(1,811,585)	29,656	1,755,958

Foreign currency translation adjustment	-	-	78,118	78,118

Net loss	-	(601,512)	-	(601,512)

BALANCE – SEPTEMBER 30, 2006	$3,537,887	$(2,413,097)	$ 107,774	$1,232,564

See notes to financial statements

RENYUAN BIO-CHEMICY CO.

STATEMENTS OF CASH FLOWS

	YEAR ENDED SEPTEMBER 30,
	2006	2005

OPERATING ACTIVITIES:
Net loss	$ (601,512)	$(697,927)
Adjustments to reconcile net loss
to net cash used in operating activities:
Depreciation	448,731	513,279
Changes in operating assets and liabilities:
Accounts receivable	18,324	82,665
Inventories	94,930	35,897
Other current assets	3,429	41,709
Accounts payable	(248,063)	34,176
Accrued expenses	55,540	(21,708)
NET CASH USED IN OPERATING ACTIVITIES	(228,621)	(11,909)

INVESTING ACTIVITIES:
Acquisition of property and equipment	(86,618)	(21,544)
NET CASH USED IN INVESTING ACTIVITIES	(86,618)	(21,544)

FINANCING ACTIVITIES:
Loan from (repayment of) amount due owner	168,377	(233,031)
Repayment from affiliated company	98,046	70,611
Payment to bank loan	-	(306,231)
Capital contribution	-	493,212
NET CASH PROVIDED BY FINANCING ACTIVITIES	266,423	24,561

EFFECT OF EXCHANGE RATE ON CASH	47,438	(18,992)

DECREASE IN CASH	(1,378)	(27,884)

CASH – BEGINNING OF YEAR	2,300	30,184

CASH – END OF YEAR	$ 922	$ 2,300

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$ 48,960	$ 78,280

See notes to financial statements

RENYUAN BIO-CHEMICY CO.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

1

NATURE OF OPERATIONS AND ACCOUNTING POLICIES

Business description

The Company was formed in February 2001 in Jizhou City,  Peoples Republic of China (“PRC”) and specializes in research, production and management of fine chemicals, bio-pharma and pharmaceutical intermediaries.

The Company successfully developed D-p Hydorxyphenylglycine, DL-Serine and D-Phenylalanine, and other bio-chemical products which have advantages, such as high purity, excellent quality, low cost and are environmentally friendly.

The Company has also designed and constructed a factory building and laboratory.  These manufacturing, research and distribution operations are based in the PRC, where the majority of the Company’s sales have occurred.

The Company ceased production activities in 2003.

Accounting methods

The Company's financial statements are prepared using the accrual method of accounting.  The Company has elected a fiscal year ending on September 30th.

Uses of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period.  Actual results could differ from those estimates.

Cash and cash equivalents

The Company includes in cash and cash equivalents all short-term, highly liquid investments that mature within three months of their acquisition date.  Cash equivalents consist principally of investments in interest-bearing demand deposit accounts and liquidity funds with financial institutions and are stated at cost, which approximates fair value.

The Company maintains cash and cash equivalents with financial institutions in the PRC.  The Company performs periodic evaluation of the relative credit standing of financial institutions that are considered in the Company’s investment strategy.

Inventories

Inventories are valued at the lower of cost as determined by the first-in, first-out method or market.

Property and equipment

Property and equipment are recorded at cost.  Depreciation is provided in amounts sufficient to amortize the cost of the related assets over their useful lives using the straight line method for financial reporting purposes, whereas accelerated methods are used for tax purposes.

Maintenance, repairs and minor renewals are charged to expense when incurred.  Replacements and major renewals are capitalized.

Deferred income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (“SFAS 109") which requires that deferred tax assets and liabilities be recognized for future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, SFAS 109 requires recognition of future tax benefits, such as carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

Currency translation

Since the Company operates primarily in the PRC, the Company’s functional currency is the Chinese Yuan (“RMB").  Revenue and expense accounts are translated at the average rates during the period, and balance sheet items are translated at year-end rates.  Translation adjustments arising from the use of differing exchange rates from period to period are included as a component of stockholders’ equity.  Gains and losses from foreign currency transactions are recognized in current operations.

2

DUE FROM AFFILIATED COMPANY

Amounts due from affiliated company are non-interest bearing and due on demand.

3

PROPERTY AND EQUIPMENT

A summary of property and equipment and the estimated lives used in the computation of depreciation and amortization is as follows:

---------SEPTEMBER 30----------
2006	2005	20052005
Amount	Life

Machinery and equipment	$2,846,429	$2,805,005	7 years
Building and building improvements	1,866,360	1,710,903	39.5 years
Automobile	4,915	4,798	3 years
Land	272,479	265,984	50 years
	4,990,183	4,786,690
Accumulated depreciation	1,081,911	606,140
	$3,908,272	$4,180,550

4

NOTES PAYABLE – BANK

Notes payable – bank consist of the following:

---------SEPTEMBER 30,-----------
2006	2005

Note payable – bank bearing interest at 8.37% and due April 20, 2006	$ 757,882	$ 739,818

Note payable – bank bearing interest at 8.37% and due March 30, 2006	631,568	616,515

Note payable – bank bearing interest at 10.8225% and due April 29, 2007	202,102	197,285

Note payable – bank bearing interest at 10.8225% and due April 29, 2007	151,577	147,964

	$1,743,129	$1,701,582

The above notes are collateralized by substantially all assets of the Company.

             The Company is in default of the bank loans referred to above. The Company is in active discussions with the Bank regarding refinancing the obligations and expects to reach an agreement.

5

DUE TO OWNER

Amounts due to owner are non-interest bearing and due on demand.

6

CAPITAL

Pursuant to the laws of the PRC, the owner of the Company receives Certificates of Registered Capital and Capital Contribution Verification Forms evidencing the initial and subsequent funding of the Company.  No shares of stock are issued pursuant to these investments.

7

RISK FACTORS

Vulnerability due to Operations in PRC

The Company's operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC's political, economic and social conditions.  There is also no guarantee that the PRC government's pursuit of economic reforms will be consistent or effective.

Substantially all of the Company's businesses are transacted in RMB, which is not freely convertible.  The People's Bank of China or other banks are authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China.  Approval of foreign currency payments by the People's Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Vulnerability due to Operations in PRC - Continued

Since the Company has its primary operations in the PRC, the majority of its revenues will be settled in RMB, not U.S. Dollars. Due to certain restrictions on currency exchanges that exist in the PRC, the Company’s ability to use revenue generated in RMB to pay any dividend payments to its shareholders may be limited.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk is primarily cash.  As of September 30, 2006, substantially all of the Company's cash was managed by financial institutions.

Other Risks

The Company conducts business in an industry that is subject to a broad array of environmental laws and regulations.  The Company's costs to comply with these laws and regulations are charged to expense as incurred.

8

SUBSEQUENT EVENT

On September 27, 2007 the Company entered into a Share Exchange and Reorganization Agreement by which it will become part of a U.S. publicly traded company via a reverse merger with a shell company.

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Our discussion under Item 5.01 of this Current Report is hereby incorporated by this reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the reverse merger acquisitinon discussed under Item 5.01 of this Current Report, we are changing our fiscal year end to September 30, which is the fiscal year end of China Renyuan International, Inc.

Item 5.06 Change in Shell Company Status.

Our discussion under Item 5.01 of this Current Report is hereby incorporated by this reference.

Item 9.01 – Exhibits

Exhibit Number	Exhibit Title of Description

1.0

Share Exchange and Reorganization Agreement dated as of September 27, 2007 by and among Internet Acqusition Group, China Renyuan International, Inc., and the benefiical stockholders of China Renyuan International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 INTERNET ACQUISITION GROUP, INC.

By:_/S/ QINGFU REN_________________

Qingfu Ren, Chief Executive Officer

         Date: September 28, 2007